Trade and Other Current Receivables	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Trade and Other Current Receivables
13. Trade and other current receivables
Trade and other current receivables are initially recognised at fair value plus any directly attributable transaction
costs. Subsequently these assets are held at amortised cost, using the effective interest method and net of any impairment losses. Discounts payable to customers are shown as a reduction in trade receivables when there is a legal right and intent to settle them on a net basis.
We do not consider the fair values of trade and other current receivables to be significantly different from their carrying values. Concentrations of credit risk with respect to trade receivables are limited, due to the Group’s customer base being large and diverse. Our historical experience of collecting receivables, supported by the level of default, is that credit risk is low across territories and so trade receivables are considered to be a single class of financial assets. Impairment for trade receivables are calculated for specific receivables with known or anticipated issues affecting the likelihood of recovery and for balances past due with a probability of default based on historical data as well as relevant forward-looking information.

Trade and other current receivables	€ million 2020	€ million 2019
Due within one year
Trade receivables (a)	3,433	4,916
Prepayments and accrued income	423	579
Other receivables	1,083	1,200

	4,939	6,695

(a)
2020 includes €61 million (2019: €698 million) due from KKR as a result of an arrangement following the sale of the global spreads business (excluding Southern Africa) where Unilever provided services to KKR for two years from completion of the disposal. See also trade payables on page 142.

Included within trade receivables are discounts due to our customers of €2,082 million (2019: €2,423 million). The decrease from 2019 is primarily driven by differences in the timing of promotional activities and the settlement of customer invoices compared to last year. Other receivables comprise financial assets of €214 million (2019: €208 million), and non-financial
assets of €869 million (2019: €992 million). Financial assets include supplier and customer deposits, employee advances and certain derivatives.
Non-financial
assets mainly consist of reclaimable sales tax of €561 million (2019: €584 million).

Ageing of trade receivables	€ million 2020	€ million 2019
Not overdue	2,849	3,856
Past due less than three months	481	827
Past due more than three months but less than six months	99	186
Past due more than six months but less than one year	73	94
Past due more than one year	124	164
Total trade receivables	3,626	5,127
Impairment provision for trade receivables	(193)	(211)

	3,433	4,916

The total impairment provision includes €193 million (2019: €211 million) for current trade receivables, €20 million (2019: €26 million) for other current receivables and €63 million (2019: €84 million) for non-current
trade and other receivables.

Impairment provision for total trade and other receivables	€ million 2020	€ million 2019
1 January	321	214
Charge to income statement	66	79
Reduction/releases	(68)	(54)
Reclassifications (a)	1	86
Currency translations	(44)	(4)

31 December	276	321

(a)	2019 includes an amount transferred from provisions relating to Brazil indirect taxes.